EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
26-Jan-04                                                             31-Jan-04

Distribution Date:            BMW VEHICLE OWNER TRUST 2002-A           Period #
                              ------------------------------
25-Feb-04                                                                   21

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
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Balances
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                                                                            Initial         Period End
     Receivables                                                     $1,401,763,032       $518,234,356
     Reserve Account                                                    $14,017,630        $10,513,223
     Yield Supplement Overcollateralization                              $6,397,885         $2,536,056
     Class A-1 Notes                                                   $311,000,000                 $0
     Class A-2 Notes                                                   $358,426,000                 $0
     Class A-3 Notes                                                   $446,779,000       $236,538,153
     Class A-4 Notes                                                   $251,253,000       $251,253,000
     Class B Notes                                                      $27,907,000        $27,907,000

Current Collection Period
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     Beginning Receivables Outstanding                                 $548,768,713
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                              $17,043,491
           Receipts of Pre-Paid Principal                               $13,033,162
           Liquidation Proceeds                                            $229,977
           Principal Balance Allocable to Gross Charge-offs                $227,727
        Total Receipts of Principal                                     $30,534,356

        Interest Distribution Amount
           Receipts of Interest                                          $2,604,685
           Servicer Advances                                                     $0
           Reimbursement of Previous Servicer Advances                    ($114,813)
           Accrued Interest on Purchased Receivables                             $0
           Recoveries                                                      $124,883
           Net Investment Earnings                                           $8,331
        Total Receipts of Interest                                       $2,623,086

        Release from Reserve Account                                             $0

     Total Distribution Amount                                          $32,929,715

     Ending Receivables Outstanding                                    $518,234,356

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance             $2,358,498
     Current Period Servicer Advance                                             $0
     Current Reimbursement of Previous Servicer Advance                   ($114,813)
     Ending Period Unreimbursed Previous Servicer Advances               $2,243,685

Collection Account
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     Deposits to Collection Account                                     $32,929,715
     Withdrawals from Collection Account
        Servicing Fees                                                     $457,307
        Class A Noteholder Interest Distribution                         $1,779,091
        First Priority Principal Distribution                                    $0
        Class B Noteholder Interest Distribution                           $112,791
        Regular Principal Distribution                                  $30,388,433
        Reserve Account Deposit                                                  $0
        Unpaid Trustee Fees                                                      $0
        Excess Funds Released to Depositor                                 $192,093
     Total Distributions from Collection Account                        $32,929,715


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Excess Funds Released to the Depositor
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        Release from Reserve Account                                       $462,152
        Release from Collection Account                                    $192,093
     Total Excess Funds Released to the Depositor                          $654,244

Note Distribution Account
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     Amount Deposited from the Collection Account                       $32,280,315
     Amount Deposited from the Reserve Account                                   $0
     Amount Paid to Noteholders                                         $32,280,315

Distributions
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     Monthly Principal Distributable Amount                         Current Payment     Ending Balance  Per $1,000       Factor
     Class A-1 Notes                                                             $0                 $0       $0.00        0.00%
     Class A-2 Notes                                                             $0                 $0       $0.00        0.00%
     Class A-3 Notes                                                    $30,388,433       $236,538,153      $68.02       52.94%
     Class A-4 Notes                                                             $0       $251,253,000       $0.00      100.00%
     Class B Notes                                                               $0        $27,907,000       $0.00      100.00%

     Interest Distributable Amount                                  Current Payment         Per $1,000
     Class A-1 Notes                                                             $0              $0.00
     Class A-2 Notes                                                             $0              $0.00
     Class A-3 Notes                                                       $845,268              $1.89
     Class A-4 Notes                                                       $933,824              $3.72
     Class B Notes                                                         $112,791              $4.04



Carryover Shortfalls
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                                                               Prior Period Carryover   Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                      $0                 $0          $0
     Class A-2 Interest Carryover Shortfall                                      $0                 $0          $0
     Class A-3 Interest Carryover Shortfall                                      $0                 $0          $0
     Class A-4 Interest Carryover Shortfall                                      $0                 $0          $0
     Class B Interest Carryover Shortfall                                        $0                 $0          $0


Receivables Data
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                                                                   Beginning Period      Ending Period
     Number of Contracts                                                     34,645             33,672
     Weighted Average Remaining Term                                          33.31              32.37
     Weighted Average Annual Percentage Rate                                  6.36%              6.36%

     Delinquencies Aging Profile End of Period                        Dollar Amount         Percentage
        Current                                                        $464,424,014             89.62%
        1-29 days                                                       $43,885,798              8.47%
        30-59 days                                                       $7,821,922              1.51%
        60-89 days                                                       $1,292,184              0.25%
        90-119 days                                                        $288,226              0.06%
        120+ days                                                          $522,212              0.10%
        Total                                                          $518,234,356            100.00%
        Delinquent Receivables +30 days past due                         $9,924,544              1.92%


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     Write-offs
        Gross Principal Write-Offs for Current Period                      $227,727
        Recoveries for Current Period                                      $124,883
        Net Write-Offs for Current Period                                  $102,844

        Cumulative Realized Losses                                       $5,633,326


     Repossessions                                                    Dollar Amount        Units
        Beginning Period Repossessed Receivables Balance                 $1,059,119           52
        Ending Period Repossessed Receivables Balance                    $1,109,644           53
        Principal Balance of 90+ Day Repossessed Vehicles                  $110,328            5



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                    $2,681,979
     Beginning Period Amount                                             $2,681,979
     Ending Period Required Amount                                       $2,536,056
     Current Period Release                                                $145,923
     Ending Period Amount                                                $2,536,056
     Next Distribution Date Required Amount                              $2,394,138

Reserve Account
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     Beginning Period Required Amount                                   $10,975,374
     Beginning Period Amount                                            $10,975,374
     Net Investment Earnings                                                 $8,331
     Current Period Deposit                                                      $0
     Current Period Release to Collection Account                                $0
     Current Period Release to Depositor                                   $462,152
     Ending Period Required Amount                                      $10,513,223
     Ending Period Amount                                               $10,513,223

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